UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 4, 2025

Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue, Tyler, TX	75701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 531-7111

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

A copy of the presentation Southside Bancshares, Inc. (the “Company”) will use during its meetings with investors commencing August 4, 2025, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This presentation will be made available on the Company’s website at https://www.southside.com, under the Investor Relations tab and in the Events section.

Neither the information included or incorporated by reference under this Item 7.01, nor the presentation furnished as Exhibit 99.1 hereto, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Investor Presentation dated August 4, 2025

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: August 4, 2025	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial Officer)